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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         March 6, 1998
                                                  ----------------------------


                              Fritz Companies, Inc.
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             (Exact name of registrant as specified in its charter)



        Delaware                      0-20548                94-3083515
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(State or other jurisdiction     (Commission File           (IRS Employer
      of incorporation)               Number)             Identification No.)



     706 Mission Street, San Francisco, California                    94103
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      (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code      (415) 904-8360
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                                  Inapplicable
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          (Former name or former address if changed since last report)


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Item 5. Other Events

        On March 5, 1998, the United States District Court for the Northern District of California entered an order dismissing with prejudice the class action lawsuits filed against the Company and certain of its officers in July and August 1996 (Polk v. Fritz, Weiss v. Fritz and E.M. Lawrence etc. Trust v. Fritz), finding that plaintiffs had not alleged any statement that was false and misleading in violation of the federal securities laws.

        On February 9, 1998, the California Court of Appeal reversed an order of the San Francisco Superior Court dismissing with prejudice a class action lawsuit filed against the Company and certain of its officers (Greenfield v. Fritz), finding that plaintiff should have been given an opportunity to amend his defective complaint.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FRITZ COMPANIES, INC.



                                       By /s/ JAN H. RAYMOND
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                                              Jan H. Raymond
                                           Senior Vice President


Dated:  March 10, 1998